UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California       90012
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2026, Heng W. Chen notified Cathay General Bancorp (the “Company”) that he will retire as Chief Financial Officer of the Company and Cathay Bank (“Cathay”) and Treasurer of the Company effective March 1, 2026. Mr. Chen has been the Chief Financial Officer and Treasurer of the Company since 2003 and Chief Financial Officer of Cathay Bank since 2004. Mr. Chen will continue to serve as Special Advisor to the Office of the President for Cathay Bank through December 31, 2026, but will no longer be a designated executive officer of Cathay. In connection with Mr. Chen’s new position, he will receive a monthly compensation of $15,000 through December 31, 2026.

Succeeding Mr. Chen, Albert J. Wang will be the Chief Financial Officer of Cathay and Treasurer of the Company effective March 1, 2026. In connection with his appointment, Mr. Wang is expected to receive compensation including a base salary of $500,000 and shall have opportunities to receive cash and equity bonus consistent with his predecessor, as disclosed in the Company’s proxy statement. He is also expected to enter into the Company’s standard form of change of control employment agreement filed as an exhibit to the Company’s Form 10K.

Albert J. Wang, age 50, has over 28 years of finance and accounting experience. Mr. Wang joined Cathay Bank as Executive Vice President and Deputy Chief Financial Officer in September 2025. Previously, he served as Executive Vice President, Chief Accounting Officer at Webster Bank from 2017 to 2025. Prior to that, Mr. Wang was the Chief Accounting Officer at Banc of California and served as its acting Chief Financial Officer. Earlier in his career, he held financial leadership roles at Santander Bank, most recently as its Chief Accounting Officer and was a Senior Manager at PricewaterhouseCoopers LLP focused on its banking and capital market clients. He is a certified public accountant who brings in-depth knowledge of publicly traded commercial banks. There are no family relationships between Mr. Wang and any director or executive officer of the Company, and there are no relationships between Mr. Wang and the Company that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Cathay General Bancorp, dated January 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2026	CATHAY GENERAL BANCORP

	By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer